Exhibit 99.1

INDEX TO FINANCIAL STATEMENTS

Page
AUDITED FINANCIAL STATEMENTS OF SABINE PASS LNG, L.P.:
Report of Independent Registered Public Accounting Firm	F-2
Balance Sheets as of December 31, 2005 and 2004	F-3

Statements of Operations for the years ended December 31, 2005 and 2004, and the period from October 20, 2003 (date of inception) to December 31, 2003 and the period from October 20, 2003 (date of inception) to December 31, 2005

F-4
Statements of Partners’ Capital (Deficit) at December 31, 2003, 2004 and 2005	F-5

Statements of Cash Flows for the years ended December 31, 2005 and 2004, the period from October 20, 2003 (date of inception) to December 31, 2003 and the period from October 20, 2003 (date of inception) to December 31, 2005

F-6
Notes to Financial Statements	F-7

INTERIM FINANCIAL STATEMENTS OF SABINE PASS LNG, L.P.:
Balance Sheets as of June 30, 2006 (unaudited) and December 31, 2005	F-17
Statements of Operations for the six months ended June 30, 2006 and 2005 and the period from October 20, 2003 (date of inception) to June 30, 2006 (unaudited)	F-18
Statements of Partners’ Capital (Deficit) as of December 31, 2003, 2004, 2005 and June 30, 2006 (unaudited)	F-19
Statements of Cash Flows for the six months ended June 30, 2006 and 2005 and the period from October 20, 2003 (date of inception) to June 30, 2006 (unaudited)	F-20
Notes to Financial Statements (unaudited)	F-21

Report of Independent Registered Public Accounting Firm

To the Partners of

Sabine Pass LNG, L.P.

Houston, Texas

We have audited the accompanying balance sheets of Sabine Pass LNG, L.P. (a development stage limited partnership, the “Partnership”) as of December 31, 2005 and 2004, and the related statements of operations, partners’ capital (deficit) and cash flows for the years then ended, and for the periods from October 20, 2003 (date of inception) to December 31, 2003 and from October 20, 2003 (date of inception) to December 31, 2005. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sabine Pass LNG, L.P. as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended, and for the periods from October 20, 2003 (date of inception) to December 31, 2003 and from October 20, 2003 (date of inception) to December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

/s/ UHY LLP

Houston, Texas

October 5, 2006

SABINE PASS LNG, L.P.

(DEVELOPMENT STAGE LIMITED PARTNERSHIP)

BALANCE SHEETS

	December 31,
	2005	2004
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$—	$21,822,032
Restricted cash and cash equivalents	8,871,148	—
Advance to EPC contactor	8,086,700	—
Advances to affiliate	241,916	—
Short-term unrealized derivative asset	423,211	—
Prepaid expenses	415,583	—
Other	4,750	23,259

TOTAL CURRENT ASSETS	18,043,308	21,845,291
PROPERTY, PLANT AND EQUIPMENT, NET	270,739,878	211,590
DEBT ISSUANCE COSTS, NET	18,496,739	1,245,951
LNG INTANGIBLE ASSETS	17,920	12,920
LONG-TERM DERIVATIVE ASSETS	1,837,209	—

TOTAL ASSETS	$309,135,054	$23,315,752

LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)
CURRENT LIABILITIES
Accounts payable	$—	$207,320
Accrued liabilities	44,402,904	1,108,043
Accrued liabilities to affiliate	435,000	—

TOTAL CURRENT LIABILITIES	44,837,904	1,315,363
DEFERRED REVENUES	40,000,000	22,000,000
LONG-TERM DEBT—RELATED PARTY	37,376,851	—
INTEREST PAYABLE—RELATED PARTY	119,918	—
PAYABLE TO AFFILIATE	—	7,417,617
DISTRIBUTION PAYABLE	—	10,000,000
PARTNERS’ CAPITAL (DEFICIT)
Partners’ capital (deficit), including deficit accumulated during development stage of $11,672,117 and $7,417,228 at December 31, 2005 and 2004, respectively	184,986,152	(17,417,228)
Accumulated other comprehensive income	1,814,229	—

	$186,800,381	$(17,417,228)

TOTAL LIABILITIES AND PARTNERS’ CAPITAL (DEFICIT)	$309,135,054	$23,315,752

See notes to financial statements.

SABINE PASS LNG, L.P.

(DEVELOPMENT STAGE LIMITED PARTNERSHIP)

STATEMENTS OF OPERATIONS

	Year Ended December 31,		Period from October 20, 2003 (Date of Inception) to December 31, 2003	Period from October 20, 2003 (Date of Inception) to December 31, 2005
	2005	2004
REVENUES	$—	$—	$—	$—
EXPENSES
Legal	203,248	1,434,011	587,756	2,225,015
Professional	280,488	567,853	152,019	1,000,360
Technical consulting	—	2,579,235	1,971,416	4,550,651
Public relations	65,356	25,836	7,500	98,692
Travel and entertainment	45,441	34,475	15,521	95,437
Other	9,333	40,765	29,234	79,332
Depreciation expense	12,635	—	—	12,635
Overhead charge	4,094,015	—	—	4,094,015

TOTAL EXPENSES	4,710,516	4,682,175	2,763,446	12,156,137

LOSS FROM OPERATIONS	(4,710,516)	(4,682,175)	(2,763,446)	(12,156,137)

OTHER INCOME
Interest Income	112,701	28,393	—	141,094
Derivative gain, net	342,926	—	—	342,926

TOTAL OTHER INCOME	455,627	28,393	—	484,020

NET LOSS	$(4,254,889)	$(4,653,782)	$(2,763,446)	$(11,672,117)

See notes to financial statements.

SABINE PASS LNG, L.P.

(DEVELOPMENT STAGE LIMITED PARTNERSHIP)

STATEMENTS OF PARTNERS’ CAPITAL (DEFICIT)

	General Partner	Limited Partner	Accumulated Other Comprehensive Income	Total Partners’ Capital (Deficit)
	Sabine Pass LNG-GP, Inc.	Sabine Pass LNG-LP, LLC
Balance at October 20, 2003 (inception)	$—	$—	$—	$—
Comprehensive loss:
Net loss	—	(2,763,446)	—	(2,763,446)

Total comprehensive loss				(2,763,446)

Balance at December 31, 2003	—	(2,763,446)	—	(2,763,446)
Distributions	—	(10,000,000)	—	(10,000,000)
Comprehensive loss:
Net loss	—	(4,653,782)	—	(4,653,782)

Total comprehensive loss				(4,653,782)

Balance at December 31, 2004	—	(17,417,228)	—	(17,417,228)
Capital contributions	—	196,658,269	—	196,658,269
Rescinded distribution	—	10,000,000	—	10,000,000
Comprehensive loss:
Change in fair value of derivative instrument	—	—	1,814,229	1,814,229
Net loss	—	(4,254,889)	—	(4,254,889)

Total comprehensive loss				(2,440,660)

Balance at December 31, 2005	$—	$184,986,152	$1,814,229	$186,800,381

See notes to financial statements.

SABINE PASS LNG, L.P.

(DEVELOPMENT STAGE LIMITED PARTNERSHIP)

STATEMENTS OF CASH FLOWS

	Year Ended December 31,		Period from October 20, 2003 (Date of Inception) to December 31, 2003	Period from October 20, 2003 (Date of Inception) to December 31, 2005
	2005	2004
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(4,254,889)	$(4,653,782)	$(2,763,446)	$(11,672,117)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	12,635	—	—	12,635
Non-cash derivative gain	(361,918)	—	—	(361,918)
Changes in operating assets and liabilities:
Prepaid expenses	(415,583)	—	—	(415,583)
Accounts payable	(207,320)	207,320	—	—
Accrued liabilities—affiliate	435,000	—	—	435,000
Accrued liabilities	398,224	1,108,043	—	1,506,267
Accrued interest payable—related party	119,918	—	—	119,918
Deferred revenues	18,000,000	22,000,000	—	40,000,000
Payable to affiliate	(7,417,617)	4,553,501	2,864,116	—
Other	18,509	(23,259)	—	(4,750)

NET CASH PROVIDED BY OPERATING ACTIVITIES	6,326,959	23,191,823	100,670	29,619,452
CASH FLOWS FROM INVESTING ACTIVITIES
Advances to EPC contractor, net of transfers to construction-in-progress	(8,086,700)	—	—	(8,086,700)
Advances to affiliate	(241,916)	—	—	(241,916)
Investment in restricted cash and cash equivalents	(8,871,148)	—	—	(8,871,148)
LNG terminal construction-in-progress	(229,072,577)	—	—	(229,072,577)
Purchase of LNG site options	—	(115,590)	(96,000)	(211,590)
Purchase of LNG intangible assets	(5,000)	(8,250)	(4,670)	(17,920)
Purchase of fixed assets	(59,269)	—	—	(59,269)

NET CASH USED IN INVESTING ACTIVITIES	(246,336,610)	(123,840)	(100,670)	(246,561,120)
CASH FLOWS FROM FINANCING ACTIVITIES
Debt issuance costs	(15,847,501)	(1,245,951)	—	(17,093,452)
Proceeds from subordinated note—related party	37,376,851	—	—	37,376,851
Partner contributions	196,658,269	—	—	196,658,269

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	218,187,619	(1,245,951)	—	216,941,668

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(21,822,032)	21,822,032	—	—
CASH AND CASH EQUIVALENTS—beginning of year	21,822,032	—	—	—

CASH AND CASH EQUIVALENTS—end of year	$—	$21,822,032	$—	$—

NON-CASH INVESTING AND FINANCING ACTIVITIES
Distribution payable	$(10,000,000)	$10,000,000	$—	$—

Construction-in-progress and debt issuance additions funded with accrued liabilities	$42,812,364	$—	$—	$42,812,364

See notes to financial statements.

SABINE PASS LNG, L.P.

(DEVELOPMENT STAGE LIMITED PARTNERSHIP)

NOTES TO FINANCIAL STATEMENTS

NOTE A—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations: Sabine Pass LNG, L.P. (the “Partnership”) is a Delaware limited partnership formed with one general partner, Sabine Pass LNG-GP, Inc. (“Sabine Pass GP”), a Cheniere Energy Inc. (“Cheniere”) indirect, wholly-owned subsidiary, and one limited partner, Sabine Pass LNG-LP, LLC (“Sabine Pass LNG-LP”), which owns 100% of the Partnership and is an indirect, wholly-owned subsidiary of Cheniere. The Partnership is in the development stage, and the purpose of this limited partnership is to construct a liquefied natural gas (“LNG”) receiving and regasification terminal in western Cameron Parish, Louisiana on the Sabine Pass Channel (the “Facility”). After construction is completed, the Partnership will own and operate the Facility.

Cash and Cash Equivalents: The Partnership considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

LNG Site Related Costs: LNG site related costs include costs related to options to lease land that is used for the Partnership’s LNG receiving terminal. Such costs are capitalized and are amortized on a straight-line basis over their estimated useful lives.

LNG Intangible Assets: LNG intangible assets include the costs of certain permits for the Facility. Amortization will begin when the Facility is operational and will be calculated on the straight-line method over the estimated useful life of the Facility.

Debt Issuance Costs: Debt issuance costs consist primarily of fees directly associated with arranging project debt financing related to the Partnership’s LNG receiving terminal currently under construction. These costs are capitalized and are amortized to interest expense over the term of the related debt facility.

Revenue Recognition: LNG regasification capacity fees are recognized as revenue over the term of the respective terminal use agreements (“TUAs”). Advance capacity reservation fees are initially deferred.

Income Taxes: The Partnership is not subject to federal income taxes, as the partners are taxed individually on their proportionate share of the Partnership’s earnings. Accordingly, no provision or liability for federal income taxes is included in the accompanying financial statements.

Under the terms of the Sabine Pass Credit Facility (see Note J), beginning with the quarter that the Partnership begins commercial operations, the Partnership will generally be allowed to make quarterly cash distributions to the limited partner equal to the amount that would be due as quarterly estimated tax payments in respect of the federal and state income and franchise tax liability that would have accrued if the Partnership were a separate corporation that was subject to federal and state income and franchise taxes. There were no estimated tax cash distributions made during the calendar year ended December 31, 2005.

Concentration of Credit Risk: Financial instruments that potentially subject the Partnership to a concentration of credit risk consist principally of cash and cash equivalents, and restricted cash. The Partnership maintains cash balances at financial institutions, which may at times be in excess of federally insured levels. The Partnership has not incurred losses related to these balances to date.

SABINE PASS LNG, L.P.

(DEVELOPMENT STAGE LIMITED PARTNERSHIP)

NOTES TO FINANCIAL STATEMENTS—(Continued)

Property, Plant and Equipment: Property, plant and equipment are recorded at cost. Expenditures for construction activities, major renewals and betterments are capitalized, while expenditures for maintenance and repairs and general and administrative activities are charged to expense as incurred. Interest costs incurred on debt obtained for the construction of property, plant and equipment are capitalized as construction-in-progress over the life of the project or related debt, whichever is shorter. Depreciation of computer and office equipment, computer software, leasehold improvements and vehicles is computed using the straight-line method over estimated useful lives of the assets, which range from two to ten years. Upon retirement or other disposition of property, plant and equipment, the cost and related accumulated depreciation are removed from the account and the resulting gains or losses are recorded in operations.

In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 144, Accounting for the Impairment or Disposal of Long-lived Assets, management periodically reviews for impairment of property, plant and equipment, whenever events or changes in circumstances have indicated that the carry amount of property, plant and equipment might not be recoverable. No such impairment was recorded for the years ended December 31, 2005 or 2004.

Cash Flow Hedges: The Partnership uses cash flow hedges to limit its exposure to variability in expected future cash flows (in its case, the variability of floating interest rate exposure). The hedged item (the underlying risk) is generally unrecognized (i.e., not recorded on the balance sheet prior to settlement), and any changes in the fair value, therefore, will not be recorded within earnings. Conceptually, if a cash flow hedge is effective, this means that a variable, such as a movement in interest rates, has been effectively fixed so that any fluctuations will have no net result on either cash flows or earnings. Therefore, if the changes in fair value of the hedged item are not recorded in earnings, then the changes in fair value of the hedging instrument (the derivative) must also be excluded from the income statement or else a one-sided net impact on earnings will be reported, despite the fact that the establishment of the effective hedge results in no net economic impact. To prevent such a scenario from occurring, SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended, requires that the fair value of a derivative instrument designated as a cash flow hedge be recorded as an asset or liability on the balance sheet, but with the offset reported as part of other comprehensive income, to the extent that the hedge is effective. Any ineffective portion will be reflected in earnings.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts in the financial statements and accompanying notes. Actual results could differ from those estimates and assumptions.

New Accounting Pronouncements: In October 2005, the Financial Accounting Standards Board (“FASB”) issued FSP 13-1, Accounting for Rental Costs Incurred During a Construction Period, to address the accounting for rental costs associated with operating leases that are incurred during a construction period. FSP 13-1 requires rental costs associated with ground or building operating leases that are incurred during a construction period to be recognized as rental expense. FSP 13-1 is effective in fiscal years beginning after December 15, 2005. Accordingly, the Partnership will adopt the new standard effective January 1, 2006. As of December 31, 2005, the Partnership had capitalized $1,501,277 in rental costs related to its Facility site lease. The Partnership will begin expensing these rental costs effective January 1, 2006.

SABINE PASS LNG, L.P.

(DEVELOPMENT STAGE LIMITED PARTNERSHIP)

NOTES TO FINANCIAL STATEMENTS—(Continued)

NOTE B—DEVELOPMENT STAGE OPERATIONS

The Partnership was formed on October 20, 2003. Operations to date have been devoted to pre-construction and construction activities. Although the Partnership has obtained Federal Energy Regulatory Commission (“FERC”) approval to commence construction of the Facility, closed on a project financing agreement, and began construction on the Facility in March 2005, the ultimate profitability of the Partnership will depend on, among other factors, the successful completion of construction of the Facility and its placement into operation, which is not expected until approximately 2008.

NOTE C—RESTRICTED CASH AND CASH EQUIVALENTS

In February 2005, the Partnership entered into an $822,000,000 credit facility (the “Sabine Pass Credit Facility”), with an initial syndicate of 47 financial institutions. Société Générale serves as the administrative agent and HSBC Bank USA, National Association (“HSBC”) serves as collateral agent (see Note J). Under the terms and conditions of the Sabine Pass Credit Facility, all cash held by the Partnership is controlled by the collateral agent. These funds can only be released by the collateral agent upon receipt of satisfactory documentation that the Facility’s initial phase (“Phase 1”) project costs are bona fide expenditures and are permitted under the terms of the Sabine Pass Credit Facility. The Sabine Pass Credit Facility does not permit the Partnership to hold any cash or cash equivalents outside of the accounts established under the agreement. Because these cash accounts are controlled by the collateral agent, the Partnership’s cash balance of $8,871,148 held in these accounts as of December 31, 2005 was classified as restricted on the accompanying balance sheet.

NOTE D—ADVANCES TO EPC CONTRACTOR

In December 2004, the Partnership entered into a lump-sum turnkey engineering, procurement and construction (“EPC”) contract with Bechtel Corporation (“Bechtel”) to construct Phase 1 of the Facility. Under the EPC contract, the Partnership is required to make a 5% advance payment to Bechtel upon issuance of the final notice to proceed (“NTP”) related to the construction of Phase 1. A payment of $32,346,800 was made to Bechtel in March 2005 when the NTP was issued and that amount was classified as a current asset. In accordance with the payment schedule included in the EPC contract, $2,695,567 per month is being reclassified to construction-in-progress over a twelve-month period. As of December 31, 2005, the remaining balance of the advance was $8,086,700.

SABINE PASS LNG, L.P.

(DEVELOPMENT STAGE LIMITED PARTNERSHIP)

NOTES TO FINANCIAL STATEMENTS—(Continued)

NOTE E—PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment is comprised of LNG terminal construction-in-progress expenditures, LNG site and related costs and fixed assets, as follows:

	December 31,
	2005	2004
LNG TERMINAL COSTS
LNG terminal construction-in-progress	$270,488,707	$—
LNG site and related costs, net	204,537	211,590

Total LNG terminal costs	270,693,244	211,590

FIXED ASSETS
Computer and office equipment	3,958	—
Computer software	19,698	—
Leasehold improvements	10,000	—
Vehicles	25,613	—
Accumulated depreciation	(12,635)	—

Total fixed assets, net	46,634	—

PROPERTY, PLANT AND EQUIPMENT, NET	$270,739,878	$211,590

In February 2005, Phase 1 of the Facility satisfied the criteria for capitalization. Accordingly, costs associated with the construction of Phase 1 of the Facility have been capitalized as construction-in-progress since that time. Depreciation expense related to the Partnership’s fixed assets totaled $12,635, $0, and $0 for the years ended December 31, 2005, 2004, and the period from October 20, 2003 (date of inception) to December 31, 2003, respectively.

NOTE F—DEBT ISSUANCE COSTS

As of December 31, 2005 and 2004, the Partnership had capitalized $18,496,739 and $1,245,951, respectively (net of accumulated amortization of $1,679,213 and $0, respectively), of costs directly associated with the arrangement of the Sabine Pass Credit Facility. The debt issuance costs are amortized over a period of ten years, the term of the Sabine Pass Credit Facility. Although no borrowings were outstanding as of December 31, 2005 or 2004, the amortization of the debt issuance cost is recorded to interest expense and subsequently capitalized as construction-in-progress during the construction period of the Sabine Pass LNG receiving terminal. For the years ended December 31, 2005, 2004, and the period from October 20, 2003 (date of inception) to December 31, 2003, the amount amortized and capitalized was $1,679,213, $0, and $0, respectively.

NOTE G—DERIVATIVE INSTRUMENTS

Interest Rate Derivative Instruments

In connection with the closing of the Sabine Pass Credit Facility in February 2005, the Partnership entered into swap agreements (“Swaps”) with HSBC and Société Générale. Under the terms of the Swaps, the Partnership will be able to hedge against rising interest rates, to a certain extent, with respect to its drawings under the Sabine Pass Credit Facility, up to a maximum amount of $700,000,000. The Swaps have the effect of fixing the LIBOR component of the interest rate payable under the Sabine Pass Credit Facility with respect to hedged drawings

SABINE PASS LNG, L.P.

(DEVELOPMENT STAGE LIMITED PARTNERSHIP)

NOTES TO FINANCIAL STATEMENTS—(Continued)

under the Sabine Pass Credit Facility up to a maximum of $700,000,000 at 4.49% from July 25, 2005 through March 25, 2009 and at 4.98% from March 26, 2009 through March 25, 2012. The final termination date of the Swaps will be March 25, 2012.

Accounting for Hedges

SFAS No. 133, as amended and interpreted by other related accounting literature, establishes accounting and reporting standards for derivative instruments. Under SFAS No. 133, the Partnership is required to record derivatives on their balance sheet as either an asset or liability measured at their fair value, unless exempted from derivative treatment under the normal purchase and normal sale exception. Changes in the fair value of derivatives are recognized currently in earnings unless specific hedge criteria are met. These criteria require that the derivative is determined to be effective as a hedge and that it is formally documented and designated as a hedge.

The Partnership has determined that the Swaps qualify as cash flow hedges within the meaning of SFAS No. 133 and have designated them as such. At inception, the Partnership determined the hedging relationship of the Swaps and the underlying debt to be highly effective. The Partnership will continue to assess the hedge effectiveness of the Swaps on a quarterly basis in accordance with the provisions of SFAS No. 133.

SFAS No. 133 provides that the effective portion of the gain or loss on a derivative instrument designated and qualifying as a cash flow hedging instrument be reported as a component of other comprehensive income (“OCI”) and be reclassified into earnings in the same period during which the hedged forecasted transaction affects earnings. The remaining gain or loss on the derivative instrument, if any, must be recognized currently in earnings. For the year ended December 31, 2005, the Partnership recognized net derivative gains of $342,926 into earnings. If the forecasted transaction is no longer probable of occurring, the associated gain or loss recorded in OCI is recognized currently in earnings.

Summary of Derivative Values

The following table reflects the amounts that were recorded as assets and liabilities as of December 31, 2005 for the Partnership’s derivative instruments:

Current derivative assets	$423,211
Long-term derivative assets	1,837,209

Total derivative assets	2,260,420
Current derivative liabilities (1)	84,273

Total derivative liabilities	84,273

Net derivative assets	$2,176,147

(1)	Included in accrued liabilities on the balance sheet.

SABINE PASS LNG, L.P.

(DEVELOPMENT STAGE LIMITED PARTNERSHIP)

NOTES TO FINANCIAL STATEMENTS—(Continued)

Below is a reconciliation of the net derivative assets to the Partnership’s accumulated OCI as of December 31, 2005:

Net derivative assets	$2,176,147
Net derivative gains recognized into earnings	(342,926)
Cash settled derivative losses during the period	(18,992)

Accumulated other comprehensive income	$1,814,229

For the year ended December 31, 2005, the Partnership settled derivative contracts that resulted in $103,265 of net realized derivative losses. The maximum length of time over which the Partnership has hedged its exposure to the variability in future cash flows for forecasted transactions is seven years under the Swaps. As of December 31, 2005, $548,037 of accumulated net deferred gains on the Swaps, currently included in OCI, was expected to be reclassified to earnings during the next twelve months, assuming no change in the LIBOR forward curve at December 31, 2005. The actual amounts that will be reclassified will likely vary based on the probability that interest rates will, in fact, change. Therefore, the Partnership is unable to predict what the actual reclassification from OCI to earnings (positive or negative) will be for the next twelve months.

NOTE H—ACCRUED LIABILITIES

Accrued liabilities consisted of the following:

	December 31,
	2005	2004
LNG terminal construction costs	$39,729,865	$—
Interest and related debt fees	4,639,523	—
Professional and legal services	33,516	933,006
Affiliate	435,000	—
Other	—	175,037

	$44,837,904	$1,108,043

NOTE I—DEFERRED REVENUES

In November 2004, Total LNG USA, Inc. (“Total”) paid the Partnership a nonrefundable advance capacity reservation fee of $10,000,000 in connection with the reservation of approximately 1.0 Bcf/d of LNG regasification capacity at the Sabine Pass LNG receiving terminal. An additional advance capacity reservation fee payment of $10,000,000 was paid by Total to the Partnership in April 2005. The advance capacity reservation fee payments will be amortized over a 10-year period after operations commence as a reduction of Total’s regasification capacity fee under its TUA. As a result, the Partnership records the advance capacity reservation payments that it receives, although non-refundable, as deferred revenue to be amortized to income over the corresponding 10-year period.

In November 2004, the Partnership also entered into a TUA to provide Chevron USA, Inc. (“Chevron USA”), with approximately 700 MMcf/d of LNG regasification capacity at the Partnership’s LNG receiving terminal. In December 2005, Chevron USA exercised its option to increase its reserved capacity by approximately 300 MMcf/d to approximately 1.0 Bcf/d and paid the Partnership an additional $3,000,000 advance capacity

SABINE PASS LNG, L.P.

(DEVELOPMENT STAGE LIMITED PARTNERSHIP)

NOTES TO FINANCIAL STATEMENTS—(Continued)

reservation fee. As of December 31, 2005, Chevron USA had made advance capacity reservation fee payments to the Partnership totaling $20,000,000, with $12,000,000 paid in 2004 and $8,000,000 paid in 2005. These capacity reservation fee payments will be amortized over a 10-year period as a reduction of Chevron USA’s regasification capacity fee under the TUA. As a result, the Partnership records the advance capacity reservation payments that it receives, although non-refundable, as deferred revenue to be amortized to income over the corresponding 10-year period.

As of December 31, 2005 and 2004, the Partnership had recorded $40,000,000 and $22,000,000, respectively, as deferred revenue related to advance capacity reservation fee payments.

NOTE J—LONG-TERM DEBT

In February 2005, the Partnership entered into the $822,000,000 Sabine Pass Credit Facility with an initial syndicate of 47 financial institutions. Société Générale serves as the administrative agent and HSBC serves as collateral agent. The Sabine Pass Credit Facility will be used to fund a substantial majority of the costs of constructing and placing into operation Phase 1 of the Partnerships’ LNG receiving terminal. Unless the Partnership decides to terminate availability earlier, the Sabine Pass Credit Facility will be available until no later than April 1, 2009, after which time any unutilized portion of the Sabine Pass Credit Facility will be permanently canceled. Before the Partnership could make an initial borrowing under the Sabine Pass Credit Facility, it was required to provide evidence that it had funded the first $233,715,000 of project costs through equity contributions, cash on-hand and other means. As of December 31, 2005, this requirement had been met.

As of December 31, 2005, there were no borrowings outstanding under the Sabine Pass Credit Facility. Borrowings under the Sabine Pass Credit Facility bear interest at a variable rate equal to LIBOR plus the applicable margin. The applicable margin varies from 1.25% to 1.625% during the term of the Sabine Pass Credit Facility. The Sabine Pass Credit Facility provides for a commitment fee of 0.50% per annum on the daily committed, undrawn portion of the facility. Annual administrative fees must also be paid to the administrative and collateral agents.

The principal of loans made under the Sabine Pass Credit Facility must be repaid in semiannual installments commencing six months after the later of (i) the date that substantial completion of the project occurs under the EPC agreement and (ii) the commercial start date under the Total TUA. The Partnership may specify an earlier date to commence repayment upon satisfaction of certain conditions. In any event, payments under the Sabine Pass Credit Facility must commence no later than October 1, 2009, and all obligations under the Sabine Pass Credit Facility mature and must be fully repaid by February 25, 2015.

The Sabine Pass Credit Facility contains customary conditions precedent to the initial borrowing and any subsequent borrowings, as well as customary affirmative and negative covenants. The Partnership was in compliance, in all material respects, with these covenants at December 31, 2005. The Partnership has obtained, and may in the future seek, consents, waivers and amendments to the Sabine Pass Credit Facility documents. The obligations of the Partnership under the Sabine Pass Credit Facility are secured by all of the Partnership’s personal property, including the Total and Chevron USA TUAs.

In connection with the closing of the Sabine Pass Credit Facility, the Partnership entered into Swaps with HSBC and Société Générale. Under the terms of the Swaps, the Partnership will be able to hedge against rising interest rates, to a certain extent, with respect to its drawings under the Sabine Pass Credit Facility, up to a maximum amount of $700,000,000. The Swaps have the effect of fixing the LIBOR component of the interest rate payable

SABINE PASS LNG, L.P.

(DEVELOPMENT STAGE LIMITED PARTNERSHIP)

NOTES TO FINANCIAL STATEMENTS—(Continued)

under the Sabine Pass Credit Facility with respect to hedged drawings under the Sabine Pass Credit Facility, up to a maximum of $700,000,000 at 4.49% from July 25, 2005 to March 25, 2009, and at 4.98% from March 26, 2009 through March 25, 2012. The final termination date of the Swaps is March 25, 2012 (see Note G).

During the construction period, all interest costs, including amortization of related debt issuance costs and commitment fees, will be capitalized as part of the total cost of Phase 1 of the Partnership’s LNG receiving terminal. As of December 31, 2005, $5,322,547 in commitment fees and amortization of debt issuance costs had been capitalized and included in LNG terminal construction-in-progress.

In November 2005, to fund expenditures related to the Partnership’s LNG receiving terminal, the Partnership entered into a subordinated promissory note with an affiliate, Cheniere LNG Financial Services, Inc., that bears interest at LIBOR plus a 3.00% margin and terminates on June 30, 2015. As of December 31, 2005, the unpaid principal balance of the subordinated promissory note was $37,376,851. The entire principal is due and payable to Cheniere LNG Financial Services on June 30, 2015.

NOTE K—RELATED PARTY TRANSACTIONS

As of December 31, 2005 and 2004, the Partnership had $241,916 and $0, respectively, of advances to affiliates.

During 2005, the Partnership paid a management fee of $435,000 per month to affiliates totaling $4,094,015 for the year ended December 31, 2005, which is included as an overhead charge within the accompanying statement of operations. As of December 31, 2005 and 2004, the Partnership had $435,000 and $0, respectively, of accrued liabilities to an affiliate related to such management fees.

From October 20, 2003 (Date of Inception) through December 31, 2004, the Partnership’s activities were 100% funded by wholly-owned subsidiaries of Cheniere. During 2005, financing was obtained through a third party (see Note J). As of December 31, 2005 and 2004, the Partnership owed Cheniere $0 and $7,417,617, respectively. On November 10, 2004, the Partnership declared a distribution to Sabine Pass LNG-LP Interests, LLC in the amount of $10,000,000. This amount was subsequently reversed in 2005, as the distribution was rescinded and not paid out. In February 2005, Cheniere LNG-LP Interests, LLC formed Sabine Pass LNG-LP, LLC and contributed the limited partnership interest in the Partnership to such entity.

NOTE L—COMMITMENTS AND CONTINGENCIES

LNG Site Leases

In January 2005, the Partnership exercised its options and entered into three land leases for the Facility site. The leases have an initial term of 30 years, with options to renew for six 10-year extensions. In February 2005, two of the three leases were amended, thereby increasing the total acreage under lease to 853 acres and increasing the annual lease payments to $1,501,000. For 2005, these payments were capitalized as part of the construction cost of the Facility; however, beginning in 2006, these lease payments have been expensed as required by FSP 13-1.

LNG Commitments

The Partnership has entered into TUAs with Total and Chevron USA to provide berthing for LNG tankers and for the unloading, storage and regasification of LNG at the Facility.

SABINE PASS LNG, L.P.

(DEVELOPMENT STAGE LIMITED PARTNERSHIP)

NOTES TO FINANCIAL STATEMENTS—(Continued)

EPC Agreement

In December 2004, the Partnership entered into a lump-sum turnkey EPC agreement with Bechtel pursuant to which Bechtel is providing services for the engineering, procurement and construction of Phase 1 of the Facility. In December 2004, a limited notice to proceed, was issued and accepted by Bechtel, at which time Bechtel was required to promptly commence performance of certain off-site engineering and preparatory work under the EPC agreement. In early April 2005, a final NTP was issued, and Bechtel commenced all other aspects of work under the EPC agreement. The Partnership agreed to pay Bechtel a contract price of $646,936,000 plus certain reimbursable costs. This contract price is subject to adjustment for changes in certain commodity prices, contingencies, change orders and other items. Payments under the EPC agreement will be made in accordance with the payment schedule set forth in the EPC agreement. The contract price and payment schedule, including milestones, may be amended only by change order. Bechtel will be liable to the Partnership for certain delays in achieving substantial completion, minimum acceptance criteria and performance guarantees. Bechtel will be entitled to a scheduled bonus of $12,000,000, or a lesser amount in certain cases, if on or before April 3, 2008, Bechtel completes construction sufficient to achieve, among other requirements specified in the EPC agreement, a sendout rate of at least 2.0 Bcf/d for a minimum sustained test period of 24 hours. Bechtel will be entitled to receive an additional bonus of up to $67,000 per day (up to a maximum of $6,000,000) for each day that commercial operation is achieved prior to April 1, 2008. As of February 28, 2006, change orders for $64,844,608 had been approved, increasing the total contract price to $711,780,608. The Partnership anticipates additional change orders intended to mitigate ongoing effects of the 2005 hurricanes that would increase the contract price by an amount not to exceed $50,000,000. The Partnership expects to submit any such change orders to its lenders by May 3, 2006 for approval under the Sabine Pass Credit Facility.

Legal Proceedings

The Partnership may in the future be involved as a party to various legal proceedings, which are incidental to the ordinary course of business. The Partnership regularly analyzes current information and, as necessary, provides accruals for probable liabilities on the eventual disposition of these matters. In the opinion of management and legal counsel, as of December 31, 2005, there were no threatened or pending legal matters that would have a material impact on the Partnership’s results of operations, financial position or cash flows.

NOTE M—SUBSEQUENT EVENTS

In July 2006, the Partnership closed a $1.5 billion Amended and Restated Credit Agreement with Société Générale, HSBC Bank, USA and other lenders named therein that will mature on July 1, 2015 (“Amended Sabine Pass Credit Facility”). The Amended Sabine Pass Credit Facility amends and restates the Partnership’s $822,000,000 Sabine Pass Credit Facility due February 2015, and will be available for draws to pay project costs incurred during construction of Sabine Pass LNG’s receiving terminal.

In connection with the closing of the Amended Sabine Pass Credit Facility, the Partnership entered into additional interest rate swap agreements with HSBC Bank USA and Société Générale. The new swap agreements, along with similar agreements entered into in connection with the closing of the original Sabine Pass Credit Facility in February 2005, have the combined effect of fixing the LIBOR component of the interest rate payable on borrowings up to a maximum of $1.25 billion at a blended rate of 5.26% from July 25, 2006 through July 1, 2015.

SABINE PASS LNG, L.P.

(DEVELOPMENT STAGE LIMITED PARTNERSHIP)

NOTES TO FINANCIAL STATEMENTS—(Continued)

In July 2006, the Partnership repaid the subordinated promissory note and accrued interest payable to its parent company Cheniere LNG Financial Services, Inc. with borrowings from the $1.5 billion Amended and Restated Credit Agreement.

At December 31, 2005, there were no borrowings outstanding under the Sabine Pass Credit Facility; however, as of September 30, 2006, $351,500,000 had been drawn under the Amended Sabine Pass Credit Facility.

In July 2006, the Partnership entered into contracts with Bechtel Corporation, Zachry Construction Corporation and Diamond LNG LLC (a subsidiary of Mitsubishi Heavy Industries Ltd.) and Remedial Construction Services, L.P. in connection with a 1.4 billion cubic feet per day expansion at the Sabine Pass LNG receiving terminal.

SABINE PASS LNG, L.P.

(DEVELOPMENT STAGE LIMITED PARTNERSHIP)

BALANCE SHEET

	June 30, 2006	December 31, 2005
	(unaudited)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$—	$—
Restricted cash and cash equivalents	164,660	8,871,148
Accounts receivable	456,639	—
Advance to EPC contractor	—	8,086,700
Advances to affiliate	269,320	241,916
Short-term unrealized derivative asset	3,056,137	423,211
Prepaid expenses	916,237	415,583
Other	15,837	4,750

TOTAL CURRENT ASSETS	4,878,830	18,043,308
PROPERTY, PLANT AND EQUIPMENT, NET	431,109,575	270,739,878
DEBT ISSUANCE COSTS, NET	17,487,826	18,496,739
LNG INTANGIBLE ASSETS	17,920	17,920
LONG-TERM DERIVATIVE ASSET	21,382,175	1,837,209

TOTAL ASSETS	$474,876,326	$309,135,054

LIABILITIES AND PARTNERS’ CAPITAL
CURRENT LIABILITIES
Accounts payable	$2,088	$—
Accrued liabilities	40,588,922	44,402,904
Accrued liabilities to affiliate	435,000	435,000

TOTAL CURRENT LIABILITIES	41,026,010	44,837,904
DEFERRED REVENUES	40,000,000	40,000,000
LONG-TERM DEBT	149,000,000	—
LONG-TERM DEBT—RELATED PARTY	37,376,851	37,376,851
INTEREST PAYABLE—RELATED PARTY	1,578,901	119,918
PARTNERS’ CAPITAL
Partners’ capital, including deficit accumulated during development stage of $14,171,483 and $11,672,117 at June 30, 2006 and December 31, 2005, respectively	182,486,786	184,986,152
Accumulated other comprehensive income	23,407,778	1,814,229

	205,894,564	186,800,381

TOTAL LIABILITIES AND PARTNERS’ CAPITAL	$474,876,326	$309,135,054

See notes to interim financial statements.

SABINE PASS LNG, L.P.

(DEVELOPMENT STAGE LIMITED PARTNERSHIP)

STATEMENTS OF OPERATIONS

	For the Six Months Ended June 30,		Period from October 20, 2003 (Date of Inception) to June 30, 2006
	2006	2005
	(unaudited)	(unaudited)	(unaudited)
REVENUES	$—	$—	$—
EXPENSES
Legal	—	198,994	2,225,015
Professional	497,425	515	1,497,785
Technical consulting	—	—	4,550,651
Public relations	—	64,608	98,692
Land site rental	771,564	—	771,564
Travel and entertainment	45,493	14,798	140,930
Depreciation expense	21,769	3,008	34,404
Overhead charge	2,107,540	1,620,574	6,201,555
Other	50,460	4,238	129,792

TOTAL EXPENSES	3,494,251	1,906,735	15,650,388

LOSS FROM OPERATIONS	(3,494,251)	(1,906,735)	(15,650,388)
OTHER INCOME (EXPENSE)
Interest income	72,250	102,920	213,344
Derivative gain (loss), net	922,635	(667,233)	1,265,561

TOTAL OTHER INCOME (EXPENSE)	994,885	(564,313)	1,478,905

NET LOSS	$(2,499,366)	$(2,471,048)	$(14,171,483)

See notes to interim financial statements.

SABINE PASS LNG, L.P.

(DEVELOPMENT STAGE LIMITED PARTNERSHIP)

STATEMENTS OF PARTNERS’ CAPITAL (DEFICIT)

	General Partner	Limited Partner	Accumulated Other Comprehensive Income	Total Partners’ Capital (Deficit)
	Sabine Pass LNG-GP, Inc.	Sabine Pass LNG-LP, LLC
Balance at October 20, 2003 (inception)	$—	$—	$—	$—
Comprehensive loss:
Net loss	—	(2,763,446)	—	(2,763,446)

Total comprehensive loss				(2,763,446)

Balance at December 31, 2003	—	(2,763,446)	—	(2,763,446)
Distributions	—	(10,000,000)	—	(10,000,000)
Comprehensive loss:
Net loss	—	(4,653,782)	—	(4,653,782)

Total comprehensive loss	—	(4,653,782)	—	(4,653,782)

Balance at December 31, 2004	—	(17,417,228)	—	(17,417,228)
Capital contributions	—	196,658,269	—	196,658,269
Rescinded distribution	—	10,000,000	—	10,000,000
Comprehensive loss:
Change in fair value of derivative instrument	—	—	1,814,229	1,814,229
Net loss	—	(4,254,889)	—	(4,254,889)

Total comprehensive loss				(2,440,660)

Balance at December 31, 2005	—	184,986,152	1,814,229	186,800,381
Comprehensive loss (unaudited):
Change in fair value of derivative instrument (unaudited)	—	—	21,593,549	21,593,549
Net loss (unaudited)	—	(2,499,366)	—	(2,499,366)

Total comprehensive loss (unaudited)				19,094,183

Balance at June 30, 2006 (unaudited)	$—	$182,486,786	$23,407,778	$205,894,564

See notes to interim financial statements.

SABINE PASS LNG, L.P.

(DEVELOPMENT STAGE LIMITED PARTNERSHIP)

STATEMENTS OF CASH FLOWS

	For the Six Months Ended June 30,		Period from October 20, 2003 (Date of Inception) to June 30, 2006
	2006	2005
	(unaudited)	(unaudited)	(unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(2,499,366)	$(2,471,048)	$(14,171,483)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation	21,769	—	34,404
Non-cash derivative gain	(1,125,255)	—	(1,487,173)
Change in operating assets and liabilities:
Prepaid expenses	(500,654)	—	(916,237)
Accounts payable	2,088	(201,730)	2,088
Accrued liabilities—affiliate	—	435,000	435,000
Accrued liabilities	1,739,060	(1,060,343)	3,245,327
Accrued interest payable—related party	—	—	119,918
Deferred revenues	—	15,000,000	40,000,000
Payable to affiliate	—	(7,417,617)	—
Other	(11,088)	241,417	(15,838)

NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES	(2,373,446)	4,525,679	27,246,006
CASH FLOWS FROM INVESTING ACTIVITIES
Advances to EPC contractor, net of transfers to construction-in-progress	—	(24,260,100)	—
Advances to affiliate	(27,404)	(257,440)	(269,320)
Use of (investment in) restricted cash and cash equivalents	8,706,488	—	(164,660)
LNG terminal construction-in-progress	(150,468,844)	(92,092,103)	(387,628,121)
Purchase of LNG site options	—	—	(211,590)
Purchase of LNG intangible assets	—	(5,000)	(17,920)
Purchase of fixed assets	(75,081)	(33,656)	(134,350)

NET CASH USED IN INVESTING ACTIVITIES	(141,864,841)	(116,648,299)	(388,425,961)
CASH FLOWS FROM FINANCING ACTIVITIES
Debt issuance costs	(4,761,713)	(15,802,973)	(21,855,165)
Proceeds from subordinated note—related party	—	—	37,376,851
Proceeds from Sabine Pass Facility	149,000,000	—	149,000,000
Partner contributions	—	106,239,783	196,658,269

NET CASH PROVIDED BY FINANCING ACTIVITIES	144,238,287	90,436,810	361,179,955

NET DECREASE IN CASH AND CASH EQUIVALENTS	—	(21,685,810)	—
CASH AND CASH EQUIVALENTS—beginning of period	—	21,822,032	—

CASH AND CASH EQUIVALENTS—end of period	$—	$136,222	$—

NON-CASH INVESTING AND FINANCING ACTIVITIES
Distribution payable	$—	$10,000,000	$—

Construction-in-progress and debt issuance additions funded with accrued liabilities	$37,328,593	$40,026,818	$37,328,593

See notes to interim financial statements.

SABINE PASS LNG, L.P.

(DEVELOPMENT STAGE LIMITED PARTNERSHIP)

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE A—BASIS OF PRESENTATION

The accompanying unaudited financial statements of Sabine Pass LNG, L.P. have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). Interim results are not necessarily indicative of results to be expected for the full fiscal year ending December 31, 2006.

NOTE B—DEVELOPMENT STAGE OPERATIONS

Sabine Pass LNG, L.P. (“the Partnership”) was formed on October 20, 2003. Operations to date have been devoted to preconstruction and construction activities. Although the Partnership has obtained Federal Energy Regulatory Commission (“FERC”) approval to commence the construction of a liquefied natural gas (“LNG”) receiving terminal in Western Cameron Parrish, Louisiana on the Sabine Pass Channel (the “Facility”), closed on a project financing agreement, and began construction on the Facility in March 2005, the ultimate profitability of the Partnership will depend on, among other factors, the successful completion of the construction of the Facility and its placement into operation, which is not expected until approximately 2008.

NOTE C—PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment is comprised of LNG terminal construction-in-progress expenditures, LNG site and related costs and fixed assets, as follows:

	June 30, 2006	December 31, 2005
	(unaudited)
LNG TERMINAL COSTS
LNG terminal construction-in-progress	$430,793,616	$270,488,707
LNG site and related costs, net	201,011	204,537

Total LNG terminal costs	430,994,627	270,693,244
FIXED ASSETS
Computer and office equipment	19,244	3,958
Computer software	33,332	19,698
Leasehold improvements	10,000	10,000
Vehicles	86,776	25,613
Accumulated depreciation	(34,404)	(12,635)

Total fixed assets, net	114,948	46,634
PROPERTY, PLANT AND EQUIPMENT, NET	$431,109,575	$270,739,878

NOTE D—DERIVATIVE INSTRUMENTS

Interest Rate Derivative Instruments

In connection with the closing of the $822,000,000 credit facility (the “Sabine Pass Credit Facility”) in February 2005 with an initial syndicate of 47 financial institutions, the Partnership entered into swap agreements (“Swaps”) with HSBC and Société Générale. Under the terms of the Swaps, the Partnership will be able to hedge against rising interest rates, to a certain extent, with respect to its drawings under the Sabine Pass Credit Facility, up to a maximum amount of $700,000,000. The Swaps have the effect of fixing the LIBOR component of the

SABINE PASS LNG, L.P.

(DEVELOPMENT STAGE LIMITED PARTNERSHIP)

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)—(Continued)

interest rate payable under the Sabine Pass Credit Facility with respect to hedged drawings under the Sabine Pass Credit Facility up to a maximum of $700,000,000 at 4.49% from July 25, 2005 through March 25, 2009 and at 4.98% from March 26, 2009 through March 25, 2012. The final termination date of the Swaps is March 25, 2012.

Accounting for Hedges

Statement of Financial Accounting Standard (“SFAS”) No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended, establishes accounting and reporting standards for derivative instruments. Under SFAS No. 133, the Partnership is required to record derivatives on its balance sheet as either an asset or liability measured at their fair value, unless exempted from derivative treatment under the normal purchase and normal sale exception. Changes in the fair value of derivatives are recognized currently in earnings unless specific hedge criteria are met. These criteria require that the derivative is determined to be effective as a hedge and that it is formally documented and designated as a hedge.

The Partnership has determined that the Swaps qualify as cash flow hedges within the meaning of SFAS No. 133 and has designated them as such. At inception, the Partnership determined the hedging relationship of the Swaps and the underlying debt to be highly effective. The Partnership will continue to assess the hedge effectiveness of the Swaps on a quarterly basis in accordance with the provisions of SFAS No. 133.

SFAS No. 133 provides that the effective portion of the gain or loss on a derivative instrument designated and qualifying as a cash flow hedging instrument be reported as a component of other comprehensive income (“OCI”), and be reclassified into earnings in the same period during which the hedged forecasted transaction affects earnings. The remaining gain or loss on the derivative instrument, if any, must be recognized currently in earnings. For the six months ended June 30, 2006, the Partnership recognized net derivative gains of $922,635 into earnings. For the six months ended June 30, 2005, the Partnership recognized net derivative losses of $667,233. If the forecasted transaction is no longer probable of occurring, the associated gain or loss recorded in OCI is recognized currently in earnings.

Summary of Derivative Values

The following table reflects the amounts that were recorded as assets and liabilities as of June 30, 2006 for the Partnership’s derivative instruments:

Current derivative assets (1)	$456,061
Short-term derivative assets	3,056,137
Long-term derivative assets	21,382,175

Total derivative assets	24,894,373
Current derivative liabilities	—
Long-term derivative liabilities	—

Total derivative liabilities	—

Net derivative assets	$24,894,373

(1)	Included in accounts receivable on the balance sheet.

SABINE PASS LNG, L.P.

(DEVELOPMENT STAGE LIMITED PARTNERSHIP)

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)—(Continued)

Below is a reconciliation of the net derivative assets to the Partnership’s accumulated OCI as of June 30, 2006:

Net derivative asset	$24,894,373
Effective non-cash items	(127,469)
Ineffective non-cash items	(1,359,126)

Accumulated OCI before income tax	$23,407,778

The maximum length of time over which the Partnership has hedged its exposure to the variability in future cash flows for forecasted transactions is seven years under the Swaps. As of June 30, 2006, $2,264,000 of accumulated net deferred gains on the Swaps, currently included in OCI, was expected to be reclassified to earnings during the next twelve months, assuming no change in the LIBOR forward curve at June 30, 2006. The actual amounts that will be reclassified will likely vary based on the probability that interest rates will, in fact, change. Therefore, the Partnership is unable to predict what the actual reclassification from OCI to earnings (positive or negative) will be for the next twelve months.

NOTE E—ACCRUED LIABILITIES

Accrued liabilities consisted of the following:

	June 30, 2006	December 31, 2005
	(unaudited)
LNG terminal construction costs	$37,328,593	$39,729,865
Interest and related debt fees	3,244,130	4,639,523
Professional and legal services	16,199	33,516
Affiliate	435,000	435,000

	$41,023,922	$4,837,904

NOTE F—LONG-TERM DEBT

In February 2005, the Partnership entered into the $822,000,000 Sabine Pass Credit Facility with an initial syndicate of 47 financial institutions. Société Générale serves as the administrative agent and HSBC serves as collateral agent. The Sabine Pass Credit Facility will be used to fund a substantial majority of the costs of constructing and placing into operation Phase 1 of the Partnership’s LNG receiving terminal. Unless the Partnership decides to terminate availability earlier, the Sabine Pass Credit Facility will be available until no later than April 1, 2009, after which time any unutilized portion of the Sabine Pass Credit Facility will be permanently canceled. Before the Partnership could make an initial borrowing under the Sabine Pass Credit Facility, it was required to provide evidence that it had funded the first $233,715,000 of project costs through equity contributions, cash on-hand and other means. As of December 31, 2005, this requirement had been met.

As of December 31, 2005, there were no borrowings outstanding under the Sabine Pass Credit Facility; however, as of June 30, 2006, $149,000,000 had been drawn under the Sabine Pass Credit Facility.

Borrowings under the Sabine Pass Credit Facility bear interest at a variable rate equal to LIBOR plus the applicable margin. The applicable margin varies from 1.25% to 1.625% during the term of the Sabine Pass Credit Facility. The Sabine Pass Credit Facility provides for a commitment fee of 0.50% per annum on the daily

SABINE PASS LNG, L.P.

(DEVELOPMENT STAGE LIMITED PARTNERSHIP)

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)—(Continued)

committed, undrawn portion of the facility. Annual administrative fees must also be paid to the administrative and collateral agents. The principal of loans made under the Sabine Pass Credit Facility must be repaid in semi- annual installments commencing six months after the later of (i) the date that substantial completion of the project occurs under the engineering, procurement and construction agreement (“EPC”) and (ii) the commercial start date under the Total LNG USA, Inc. (“Total”) Terminal Use Agreement (“TUA”). Sabine Pass LNG may specify an earlier date to commence repayment upon satisfaction of certain conditions. In any event, payments under the Sabine Pass Credit Facility must commence no later than October 1, 2009, and all obligations under the Sabine Pass Credit Facility mature and must be fully repaid by February 25, 2015.

The Sabine Pass Credit Facility contains customary conditions precedent to any borrowings, as well as customary affirmative and negative covenants. We were in compliance, in all material respects, with these covenants at June 30, 2006 and December 31, 2005. Sabine Pass LNG has obtained, and may in the future seek, consents, waivers and amendments to the Sabine Pass Credit Facility documents. The obligations of Sabine Pass LNG under the Sabine Pass Credit Facility are secured by all of the Partnership’s personal property, including the TUAs with Total and Chevron USA, Inc. (“Chevron”) and the partnership interests in the Partnership. During the construction period, all interest costs, including amortization of related debt issuance costs and commitment fees, will be capitalized as part of the total cost of Phase 1 of the Partnership’s LNG receiving terminal. As of June 30, 2006 and December 31, 2005, $10,304,000 and $5,323,000, respectively, in commitment fees, interest costs, impact of interest rate swaps and amortization of debt issuance costs had been capitalized and included in LNG terminal construction-in-progress.

NOTE G—RELATED PARTY TRANSACTIONS

As of June 30, 2006 and December 31, 2005, the Partnership had $269,320 and $241,916, respectively, of advances to affiliates.

During 2005 and the first six months of 2006, the Partnership paid a management fee of $435,000 per month to affiliated parties totaling $4,350,000 for the year ended December 31, 2005 and $2,610,000 for the six months ended June 30, 2006, which is included as an overhead charge within the accompanying statement of operations. As of June 30, 2006 and December 31, 2005, the Partnership had $435,000 and $435,000, respectively, of accrued liabilities to affiliates related to these management fees.

From October 20, 2003 (Date of Inception) through December 31, 2004, the Partnership’s activities were 100% funded by wholly-owned subsidiaries of Cheniere Energy, Inc. (“Cheniere”).

NOTE H—INCOME TAXES

The Partnership is not subject to federal income taxes as the partners are taxed individually on their proportionate share of the Partnership’s earnings. Accordingly, no provision or liability for federal income taxes is included in the accompanying financial statements.

NOTE I—COMMITMENTS AND CONTINGENCIES

LNG Site Leases

In January 2005, the Partnership exercised their options and entered into three land leases for the Facility site. The leases have an initial term of 30 years, with options to renew for six 10-year extensions. In February 2005,

SABINE PASS LNG, L.P.

(DEVELOPMENT STAGE LIMITED PARTNERSHIP)

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)—(Continued)

two of the three leases were amended, thereby increasing the total acreage under lease to 853 acres and increasing the annual lease payments to $1,501,000. For 2005, these payments were capitalized as part of the construction cost of the Facility; however, beginning January 2006, these lease payments were expensed as required by FSP 13-1.

Legal Proceedings

The Partnership may in the future be involved as a party to various legal proceedings, which are incidental to the ordinary course of business. The Partnership regularly analyzes current information and, as necessary, provides accruals for probable liabilities on the eventual disposition of these matters. In the opinion of management and legal counsel, as of June 30, 2006 and December 31, 2005, there were no threatened or pending legal matters that would have a material impact on the Partnership’s results of operations, financial position or cash flows.

NOTE J—SUBSEQUENT EVENTS

In July 2006, the Partnership closed a $1.5 billion Amended and Restated Credit Agreement with Société Générale, HSBC Bank, USA and other lenders named therein that will mature on July 1, 2015 (“Amended Sabine Pass Credit Facility”). The Amended Sabine Pass Credit Facility amends and restates the Partnership’s $822,000,000 Sabine Pass Credit Facility due February 2015, and will be available for draws to pay project costs incurred during construction of Sabine Pass LNG’s receiving terminal.

In connection with the closing of the Amended Sabine Pass Credit Facility, the Partnership entered into additional interest rate swap agreements with HSBC Bank USA and Société Générale. The new swap agreements, along with similar agreements entered into in connection with the closing of the original Sabine Pass Credit Facility in February 2005, have the combined effect of fixing the LIBOR component of the interest rate payable on borrowings up to a maximum of $1.25 billion at a blended rate of 5.26% from July 25, 2006 through July 1, 2015.

In July 2006, the Partnership repaid the subordinated promissory note and accrued interest payable to its parent company Cheniere LNG Financial Services, Inc. with borrowings from the $1.5 billion Amended and Restated Credit Agreement.

At December 31, 2005, there were no borrowings outstanding under the Sabine Pass Credit Facility; however, as of September 30, 2006, $351,500,000 had been drawn under the Amended Sabine Pass Credit Facility.

In July 2006, the Partnership entered into contracts with Bechtel Corporation, Zachry Construction Corporation and Diamond LNG LLC (a subsidiary of Mitsubishi Heavy Industries Ltd.) and Remedial Construction Services, L.P. in connection with a 1.4 billion cubic feet per day expansion at the Sabine Pass LNG receiving terminal.